ZTIF P-2 12/14

SUPPLEMENT DATED DECEMBER 23, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

 OF

TEMPLETON INSTITUTIONAL FUNDS

Emerging Markets Series, Foreign Equity Series

Foreign Smaller Companies Series, Global Equity Series

The Prospectus is amended as follows:

  I. For the Global Equity Series, the portfolio management team under “FUND SUMMARIES – Portfolio Managers” section on page 29 is revised as follows:

Portfolio Managers

Peter A. Nori, CFA Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since inception (2008).

Antonio T. Docal, CFA Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since inception (2008).

Cindy L. Sweeting, CFA President of Investment Counsel and portfolio manager of the Fund since 2012.

  II.  For the Global Equity Series, the portfolio management team under “FUND DETAILS – Management” section on page 70 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

Peter A. Nori, CFA Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Nori has been a portfolio manager of the Fund since its inception and assumed the duties of the lead portfolio manager December, 2014. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

The following individuals have secondary portfolio management responsibilities:

Antonio T. Docal, CFA Executive Vice President/Portfolio Manager – Research Analyst of Investment Counsel

Mr. Docal has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

Cindy L. Sweeting, CFA President of Investment Counsel

Ms. Sweeting has been a portfolio manager of the Fund since 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

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Please keep this supplement with your prospectus for future reference.